UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-00524

BNY Mellon Investment Funds III
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	12/31/2021

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon High Yield Fund

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon High Yield Fund

ANNUAL REPORT December 31, 2021

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2021 through December 31, 2021, as provided by Chris Barris, and Kevin Cronk, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended December 31, 2021, BNY Mellon High Yield Fund’s (the “fund”) Class A shares produced a total return of 4.33%, Class C shares returned 3.55%, and Class I shares returned 4.76%.1 In comparison, the ICE BofA Merrill Lynch U.S. High Yield Master II Constrained Index (the “Index”), the fund’s benchmark, achieved a total return of 5.35% over the same period.2

High-yield corporate bonds gained ground over the reporting period as COVID-19 restrictions were eased, and as previously stricken segments of the economy began to recover with continued fiscal and monetary support. The fund underperformed the Index primarily due to asset allocation positioning in distressed debt, energy and cable, and credit selection in technology.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income. At least 80% of the fund’s assets are invested in fixed-income securities that are rated below- investment-grade (“high yield” or “junk” bonds) or are the unrated equivalent as determined by BNY Mellon Investment Adviser, Inc.

In choosing securities, the fund’s portfolio managers seek to capture the higher yields offered by junk bonds, while managing credit risk and the volatility caused by interest-rate movements. The fund’s investment process involves a “top-down” approach to security selection. The fund looks at a variety of factors when assessing a potential investment, including the state of the industry or sector, the company’s financial strength and the company’s management. The fund also looks for companies that are underleveraged, have positive free cash flow and are self-financing.

The fund may, but is not required to, use certain derivatives, such as options, futures, options on futures (including those relating to securities, foreign currencies, indices and interest rates), forward contracts and swap agreements (including interest-rate and credit-default swap agreements). The fund also may invest in collateralized debt obligations (CDOs). The fund may also make forward commitments, whereby it agrees to buy or sell a security in the future at a price agreed upon today.

High Yield Outperforms as the Economy Reopens

As the year began, economies began to emerge from pandemic-related lockdowns, supported by vaccine deployment, aggressive government stimulus programs and accommodative monetary policies. At the same time, inflationary pressures began to climb, fueled by high levels of consumer spending, pandemic-related, supply-chain bottlenecks and improvements in housing and labor. Initially expected to be transitory, inflation proved more persistent than expected, gradually leading to a more hawkish stance from developed market central banks. Bond yields proved volatile in this environment of uncertainty, generally rising during the first quarter of 2021, easing somewhat during the spring and early summer, then rising again from September through November, before trending sideways in the final month of the year. On average, however, yields rose during the period, putting downward pressure on bond prices, which generally move in the opposite direction of yields. The fourth quarter of 2021 proved to be the weakest of the year for the fixed-income market as bond yields rose in reaction to hawkish comments from the U.S. Federal Reserve (the “Fed”), regarding the tapering of the Fed’s asset-purchase program and the possibility of interest-rate increases to follow.

While bond prices across the board were challenged by rising yields, investors favored riskier assets in the prevailing environment of strong economic growth and accommodative monetary policy. High yield corporate bonds, in particular, produced relatively strong returns, supported by better-than-expected corporate earnings and historically low default rates. Securities issued by companies in cyclical industries benefited from economic reopenings and, in some cases, rising commodity prices. For example, energy sector bonds generally benefited from increasing oil and gas prices. Other sectors exposed to pandemic recovery, including theaters, cruise lines, airlines, restaurants and retail, outperformed as well. Utilities, on the other hand, were negatively affected by higher input costs, while consumer staples were faced with supply-chain problems as well as rising costs. Lower-credit-quality issues tended to outperform their higher-credit-quality counterparts, which were undermined by rising Treasury yields. Bonds rated CCC generally outperformed those rated B, followed by BB and BBB, while distressed securities were supported by low default rates and accommodative monetary policy.

Sector Allocations and Security Selections Detract from Relative Returns

While the fund participated in the high yield market’s rise, some sector allocations and security selections undermined performance relative to the Index. From a credit-quality perspective, underweight exposure to distressed securities detracted. Among industries, an underweight position in energy, one of the best-performing sectors in the asset class, hurt relative returns, while overweight exposure to relatively high-quality credits in the cable industry also detracted. In technology, returns suffered slightly from the fund’s moderately conservative positioning in terms of credit selection.

On the other hand, allocations and selections bolstered the fund’s relative returns in several areas. Overweight exposure to credits rated CCC and B, and underweight exposure to credits rated BB proved accretive to performance. Among industry sectors, returns benefited from overweight exposure and good issue selection among broadcasting issues. In the lagging telecommunications sector, underweight exposure and strong issue selection enhanced returns. Among chemical company issues, good selection boosted performance. Returns further benefited from the fund’s exposure to select, out-of-benchmark sectors, including floating-rate loans, European credits and collateralized loan obligations (CLOs).

Expecting Continued Underlying Economic Strength

Despite the Fed’s increasingly hawkish tilt, monetary policy is still highly accommodative and appears likely to remain so even in the face of modest tightening. With the economy continuing to recover from the effects of COVID-19, despite the pandemic’s lingering impact, we expect to see further economic growth ahead, albeit at a somewhat slower pace than in 2021. While the Fed may raise interest rates in 2022, their mandate to support employment ensures that they will attempt to balance their efforts to control inflation against the importance of maintaining economic growth. Given these factors and current trends, we

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

expect corporate earnings to remain strong and default rates to stay low, providing a positive environment for high yield investing.

As of the end of the review period, the fund is positioned to benefit from a constructive economic environment, in our view. From a credit perspective, the fund holds overweight exposure to credits rated B and CCC, with an emphasis on “rising stars,” high yield credits with potential for upgrade to investment grade. Among sectors, we are emphasizing select issues in industries, such as packaging and chemicals, with the pricing power to absorb the impact of higher inflation or pass higher costs on to customers. Other notably overweight sectors include broadcasting, which appears well positioned to potentially profit from election-year spending, and building materials, with exposure to construction spending on homes and infrastructure. Conversely, the fund holds underweight exposure to the energy and telecommunications sectors, where relative values appear unattractive, and the auto industry, which faces ongoing supply-chain challenges. We also maintain the fund’s exposure to floating-rate bonds, which offer a degree of interest-rate risk shielding.

January 18, 2022

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The ICE BofA Merrill Lynch U.S. High Yield Master II Constrained Index contains all securities in the ICE BofA Merrill Lynch U.S. High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2%, and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the index, each is equally weighted, and the face values of their respective bonds are increased or decreased on a pro-rata basis. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

The risks of an investment in a collateralized debt obligation (CDO) depend largely on the type of the collateral and the tranche of the CDO in which the fund invests. CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, market anticipation of defaults, as well as aversion to CDO securities as an asset class.

A collateralized loan obligation (CLO) is a single security backed by a pool of debt. The process of pooling assets into a marketable security is called securitization. Collateralized loan obligations (CLO) are often backed by corporate loans with low credit ratings or loans taken out by private equity firms to conduct leveraged buyouts. Floating-rate bank loans are often less liquid than other types of debt instruments. There is no assurance that the liquidation of any collateral from a secured bank loan would satisfy the borrower’s obligation, or that such collateral could be liquidated.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon High Yield Fund with a hypothetical investment of $10,000 in the ICE BofA Merrill Lynch U.S. High Yield Master II Constrained Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in Class A shares, Class C shares and Class I shares of BNY Mellon High Yield Fund on 12/31/11 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A shares, Class C shares and Class I shares. The Index contains all securities in the ICE BofA Merrill Lynch U.S. High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the Index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 12/31/2021
	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.50%)	-0.37%	4.19%	5.20%
without sales charge	4.33%	5.15%	5.68%
Class C shares
with applicable redemption charge †	2.55%	4.37%	4.90%
without redemption	3.55%	4.37%	4.90%
Class I shares	4.76%	5.41%	5.95%
ICE BofA Merrill Lynch U.S. High Yield Master II Constrained Index	5.35%	6.08%	6.71%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon High Yield Fund from July 1, 2021 to December 31, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended December 31, 2021

	Class A	Class C	Class I
Expenses paid per $1,000†	$4.82	$8.61	$3.55
Ending value (after expenses)	$1,012.20	$1,008.40	$1,013.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended December 31, 2021

	Class A	Class C	Class I
Expenses paid per $1,000†	$4.84	$8.64	$3.57
Ending value (after expenses)	$1,020.42	$1,016.64	$1,021.68
†

Expenses are equal to the fund’s annualized expense ratio of .95% for Class A, 1.70% for Class C and .70% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

December 31, 2021

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 87.8%
Advertising - 1.6%
Advantage Sales & Marketing, Sr. Scd. Notes		6.50	11/15/2028	5,120,000	[b]	5,371,725
Clear Channel International, Sr. Scd. Notes		6.63	8/1/2025	2,687,000	[b]	2,797,180
Clear Channel Outdoor Holdings, Gtd. Notes		7.75	4/15/2028	2,225,000	[b,c]	2,384,154
Outfront Media Capital, Gtd. Notes		5.00	8/15/2027	1,843,000	[b]	1,888,227
Outfront Media Capital, Sr. Unscd. Notes		4.25	1/15/2029	1,325,000	[b]	1,329,419
Terrier Media Buyer, Gtd. Notes		8.88	12/15/2027	3,789,000	[b,c]	4,100,835
					17,871,540
Aerospace & Defense - .9%
Bombardier, Sr. Unscd. Notes		6.00	2/15/2028	1,960,000	[b,c]	1,968,722
TransDigm, Gtd. Notes		4.88	5/1/2029	1,726,000		1,736,019
TransDigm, Gtd. Notes		5.50	11/15/2027	2,605,000		2,687,774
TransDigm, Sr. Scd. Notes		6.25	3/15/2026	2,920,000	[b]	3,038,669
					9,431,184
Airlines - .4%
American Airlines, Sr. Scd. Notes		11.75	7/15/2025	1,636,000	[b]	2,020,615
American Airlines Group, Gtd. Notes		3.75	3/1/2025	927,000	[b,c]	867,760
United Airlines, Sr. Scd. Notes		4.38	4/15/2026	1,855,000	[b]	1,936,713
					4,825,088
Automobiles & Components - 2.2%
Dealer Tire, Sr. Unscd. Notes		8.00	2/1/2028	5,915,000	[b]	6,165,412
Ford Motor, Sr. Unscd. Notes		3.25	2/12/2032	1,437,000		1,474,362
Ford Motor, Sr. Unscd. Notes		5.29	12/8/2046	1,690,000	[c]	1,988,817
Ford Motor Credit, Sr. Unscd. Notes		2.90	2/16/2028	1,500,000		1,505,903
Ford Motor Credit, Sr. Unscd. Notes		3.38	11/13/2025	3,000,000		3,120,705
Ford Motor Credit, Sr. Unscd. Notes		3.82	11/2/2027	200,000		211,749
Ford Motor Credit, Sr. Unscd. Notes		4.00	11/13/2030	1,180,000		1,271,485
Ford Motor Credit, Sr. Unscd. Notes		4.13	8/17/2027	975,000		1,053,605
Ford Motor Credit, Sr. Unscd. Notes		4.27	1/9/2027	2,780,000		2,991,641
Ford Motor Credit, Sr. Unscd. Notes		5.11	5/3/2029	2,440,000		2,776,635
Standard Profil Automotive GmbH, Sr. Scd. Bonds	EUR	6.25	4/30/2026	832,000	[b]	780,401
					23,340,715
Building Materials - 1.7%
Cornerstone Building Brands, Gtd. Notes		6.13	1/15/2029	2,899,000	[b,c]	3,102,626
CP Atlas Buyer, Sr. Unscd. Notes		7.00	12/1/2028	5,413,000	[b,c]	5,393,540
Griffon, Gtd. Notes		5.75	3/1/2028	3,385,000		3,522,448

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 87.8% (continued)
Building Materials - 1.7% (continued)
PCF GmbH, Sr. Scd. Bonds	EUR	4.75	4/15/2026	2,300,000	[b]	2,710,199
PGT Innovations, Gtd. Notes		4.38	10/1/2029	3,399,000	[b]	3,421,824
					18,150,637
Chemicals - 4.3%
Consolidated Energy Finance, Gtd. Notes		5.63	10/15/2028	2,938,000	[b]	2,876,023
Consolidated Energy Finance, Gtd. Notes		6.50	5/15/2026	2,160,000	[b]	2,202,746
Innophos Holdings, Sr. Unscd. Notes		9.38	2/15/2028	2,046,000	[b]	2,231,603
Iris Holdings, Sr. Unscd. Notes		8.75	2/15/2026	2,223,000	[b,d]	2,250,732
Italmatch Chemicals, Sr. Scd. Notes, 3 Month EURIBOR +4.75%	EUR	4.75	9/30/2024	1,560,000	[b,e]	1,727,218
Kobe US Midco 2, Sr. Unscd. Notes		9.25	11/1/2026	857,000	[b,d]	876,283
Kraton Polymers, Gtd. Notes		4.25	12/15/2025	4,015,000	[b]	4,161,005
NOVA Chemicals, Sr. Unscd. Notes		4.25	5/15/2029	4,785,000	[b,c]	4,811,509
Olympus Water US Holding, Sr. Scd. Notes		4.25	10/1/2028	7,396,000	[b]	7,365,639
Olympus Water US Holding, Sr. Unscd. Notes		6.25	10/1/2029	2,112,000	[b,c]	2,062,167
Polar US Borrower, Sr. Unscd. Notes		6.75	5/15/2026	1,871,000	[b]	1,840,203
SCIL IV, Sr. Scd. Notes		5.38	11/1/2026	1,790,000	[b,c]	1,839,225
Trinseo Materials Finance, Gtd. Bonds		5.13	4/1/2029	4,595,000	[b]	4,693,838
Unifrax Escrow Issuer, Sr. Scd. Notes		5.25	9/30/2028	2,164,000	[b]	2,191,483
Unifrax Escrow Issuer, Sr. Unscd. Notes		7.50	9/30/2029	1,205,000	[b,c]	1,218,761
Venator Finance, Gtd. Notes		5.75	7/15/2025	4,855,000	[b,c]	4,665,849
					47,014,284
Collateralized Loan Obligations Debt - 2.9%
Ares European XII CLO, Ser. 12A, Cl. E, 3 Month EURIBOR +6.10%	EUR	6.10	4/20/2032	1,450,000	[b,e]	1,632,277
Armada Euro I CLO, Ser. 1A, CI. DR, 3 Month EURIBOR +3.40%	EUR	3.40	10/24/2033	1,125,000	[b,e]	1,283,712
Barings I CLO, Ser. 2018-1A, Cl. D, 3 Month LIBOR +5.50%		5.62	4/15/2031	2,000,000	[b,e]	1,901,836
Barings III CLO, Ser. 2019-3A, Cl. ER, 3 Month LIBOR +6.70%		6.83	4/20/2031	1,000,000	[b,e]	993,631
Battalion X CLO, Ser. 2016-10A, Cl. DR2, 3 Month LIBOR +6.61%		6.73	1/25/2035	1,750,000	[b,e]	1,750,957
Battalion XVI CLO, Ser. 2019-16A, Cl. ER, 3 Month LIBOR +6.75%		7.00	12/19/2032	2,500,000	[b,e]	2,490,018
Catamaran CLO, Ser. 2018-1A, Cl. D, 3 Month LIBOR +3.65%		3.77	10/25/2031	1,520,000	[b,e]	1,498,066
Euro-Galaxy VII CLO, Ser. 2019-7A, Cl. DR, 3 Month EURIBOR +3.50%	EUR	3.50	7/25/2035	2,000,000	[b,e]	2,284,717

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 87.8% (continued)
Collateralized Loan Obligations Debt - 2.9% (continued)
Euro-Galaxy VII CLO, Ser. 2019-7A, Cl. ER, 3 Month EURIBOR +6.20%	EUR	6.20	7/25/2035	3,000,000	[b,e]	3,335,823
KKR 23 CLO, Ser. 23, Cl. E, 3 Month LIBOR +6.00%		6.13	10/20/2031	3,000,000	[b,e]	2,882,469
KKR 26 CLO, Ser. 26, Cl. ER, 3 Month LIBOR +7.15%		7.27	10/15/2034	1,000,000	[b,e]	979,301
Neuberger Berman Loan Advisers 24 CLO, Ser. 2017-24A, Cl. E, 3 Month LIBOR +6.02%		6.14	4/19/2030	2,000,000	[b,e]	1,971,970
Octagon Investment Partners 46 CLO, Ser. 2020-2A, Cl. ER, 3 Month LIBOR +6.60%		6.72	7/15/2036	3,000,000	[b,e]	2,926,047
OHA Credit Funding 10 CLO, Ser. 2021-10A, Cl. E, 3 Month LIBOR +6.25%		6.50	1/18/2036	1,050,000	[b,e]	1,044,604
OZLM VI CLO, Ser. 2014-6A, Cl. DS, 3 Month LIBOR +6.05%		6.17	4/17/2031	4,000,000	[b,e]	3,732,024
St. Pauls CLO, Ser. 11-A, Cl. E, 3 Month EURIBOR +6.00%	EUR	6.00	1/17/2032	1,000,000	[b,e]	1,138,943
					31,846,395
Commercial & Professional Services - 4.8%
Adtalem Global Education, Sr. Scd. Notes		5.50	3/1/2028	5,494,000	[b]	5,378,131
Aggreko Holdings, Sr. Scd. Notes		6.13	10/15/2026	1,470,000	[b]	1,486,214
AMN Healthcare, Gtd. Notes		4.00	4/15/2029	1,910,000	[b]	1,939,003
AMN Healthcare, Gtd. Notes		4.63	10/1/2027	2,005,000	[b]	2,080,187
APX Group, Gtd. Notes		5.75	7/15/2029	4,163,000	[b,c]	4,106,425
APX Group, Sr. Scd. Notes		6.75	2/15/2027	1,419,000	[b]	1,491,504
HealthEquity, Gtd. Notes		4.50	10/1/2029	5,007,000	[b,c]	4,963,189
Paysafe Finance, Sr. Scd. Notes		4.00	6/15/2029	4,210,000	[b]	3,910,922
PECF USS Intermediate Holding III, Sr. Unscd. Notes		8.00	11/15/2029	2,914,000	[b]	3,021,935
Prime Security Services Borrower, Scd. Notes		6.25	1/15/2028	3,471,000	[b]	3,624,679
Team Health Holdings, Gtd. Notes		6.38	2/1/2025	7,240,000	[b,c]	6,822,180
The ADT Security, Sr. Scd. Notes		4.88	7/15/2032	2,550,000	[b]	2,607,375
The Hertz, Gtd. Notes		4.63	12/1/2026	3,234,000	[b]	3,258,530
The Hertz, Gtd. Notes		5.00	12/1/2029	790,000	[b]	792,101
United Rentals North America, Gtd. Notes		4.00	7/15/2030	2,225,000		2,289,380
United Rentals North America, Gtd. Notes		4.88	1/15/2028	2,500,000		2,631,500
WW International, Sr. Scd. Notes		4.50	4/15/2029	1,600,000	[b,c]	1,533,936
					51,937,191

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 87.8% (continued)
Consumer Discretionary - 7.3%
Allen Media, Gtd. Notes		10.50	2/15/2028	5,422,000	[b]	5,664,472
Ashton Woods USA, Sr. Unscd. Notes		4.63	8/1/2029	3,944,000	[b]	3,900,675
Ashton Woods USA, Sr. Unscd. Notes		6.63	1/15/2028	1,840,000	[b]	1,947,677
Banijay Entertainment, Sr. Scd. Notes		5.38	3/1/2025	3,750,000	[b]	3,829,219
Boyd Gaming, Gtd. Notes		4.75	6/15/2031	3,980,000	[b]	4,066,545
Caesars Entertainment, Sr. Scd. Notes		6.25	7/1/2025	1,485,000	[b]	1,560,587
Caesars Entertainment, Sr. Unscd. Notes		4.63	10/15/2029	2,379,000	[b,c]	2,383,984
Carnival, Gtd. Bonds	EUR	7.63	3/1/2026	895,000	[b]	1,074,873
Carnival, Gtd. Notes		6.00	5/1/2029	1,854,000	[b]	1,848,392
Carnival, Sr. Unscd. Notes		5.75	3/1/2027	5,180,000	[b]	5,187,770
Carnival, Sr. Unscd. Notes		7.63	3/1/2026	4,240,000	[b]	4,450,113
Cedar Fair, Gtd. Notes		5.38	4/15/2027	1,152,000	[c]	1,181,969
Cinemark USA, Gtd. Notes		5.88	3/15/2026	2,445,000	[b]	2,478,619
Everi Holdings, Gtd. Notes		5.00	7/15/2029	5,530,000	[b]	5,594,397
International Game Technology, Sr. Scd. Notes		5.25	1/15/2029	5,022,000	[b]	5,329,070
Lions Gate Capital Holdings, Gtd. Notes		5.50	4/15/2029	690,000	[b]	703,300
NCL, Gtd. Notes		5.88	3/15/2026	811,000	[b]	808,466
NCL Finance, Gtd. Notes		6.13	3/15/2028	1,458,000	[b,c]	1,438,572
Ritchie Bros Holdings, Gtd. Notes		4.75	12/15/2031	511,000	[b]	534,348
Royal Caribbean Cruises, Sr. Unscd. Notes		3.70	3/15/2028	2,048,000	[c]	1,922,744
Royal Caribbean Cruises, Sr. Unscd. Notes		5.50	4/1/2028	3,155,000	[b,c]	3,196,898
Royal Caribbean Cruises, Sr. Unscd. Notes		5.50	8/31/2026	3,170,000	[b]	3,226,806
Scientific Games International, Gtd. Notes		7.25	11/15/2029	1,065,000	[b]	1,189,238
Scientific Games International, Gtd. Notes		8.25	3/15/2026	2,985,000	[b]	3,145,518
Taylor Morrison Communities, Sr. Unscd. Notes		5.13	8/1/2030	2,785,000	[b]	3,067,441
Tempur Sealy International, Gtd. Notes		3.88	10/15/2031	1,760,000	[b]	1,766,063
Tempur Sealy International, Gtd. Notes		4.00	4/15/2029	3,420,000	[b]	3,484,758
TUI Cruises GmbH, Sr. Unscd. Notes	EUR	6.50	5/15/2026	2,059,000		2,339,776
TUI Cruises GmbH, Sr. Unscd. Notes	EUR	6.50	5/15/2026	1,057,000	[b,c]	1,201,138
					78,523,428
Consumer Staples - .8%
Edgewell Personal Care, Gtd. Notes		5.50	6/1/2028	2,394,000	[b]	2,544,415

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 87.8% (continued)
Consumer Staples - .8% (continued)
Kronos Acquisition Holdings, Sr. Scd. Notes		5.00	12/31/2026	3,164,000	[b]	3,128,927
Spectrum Brands, Gtd. Notes		5.50	7/15/2030	2,645,000	[b]	2,840,624
					8,513,966
Diversified Financials - 3.6%
Compass Group Diversified Holdings, Gtd. Notes		5.25	4/15/2029	4,295,000	[b]	4,506,786
Compass Group Diversified Holdings, Sr. Unscd. Notes		5.00	1/15/2032	818,000	[b]	839,681
Encore Capital Group, Sr. Scd. Bonds	GBP	5.38	2/15/2026	1,000,000	[b]	1,406,000
Garfunkelux Holdco 3, Sr. Scd. Bonds	GBP	7.75	11/1/2025	1,765,000	[b]	2,489,056
Garfunkelux Holdco 3, Sr. Scd. Notes	EUR	6.75	11/1/2025	1,590,000	[b,c]	1,881,673
Icahn Enterprises, Gtd. Notes		5.25	5/15/2027	3,590,000		3,696,749
Icahn Enterprises, Gtd. Notes		6.25	5/15/2026	2,175,000		2,268,101
Nationstar Mortgage Holdings, Gtd. Notes		5.50	8/15/2028	5,305,000	[b]	5,419,111
Nationstar Mortgage Holdings, Gtd. Notes		6.00	1/15/2027	1,825,000	[b]	1,903,101
Navient, Sr. Unscd. Notes		5.00	3/15/2027	1,600,000		1,633,400
Navient, Sr. Unscd. Notes		5.50	3/15/2029	2,014,000		2,012,177
Navient, Sr. Unscd. Notes		6.75	6/15/2026	3,575,000	[c]	3,955,487
PennyMac Financial Services, Gtd. Notes		5.38	10/15/2025	3,228,000	[b]	3,320,418
PennyMac Financial Services, Gtd. Notes		5.75	9/15/2031	1,830,000	[b]	1,850,871
Rocket Mortgage, Gtd. Notes		3.88	3/1/2031	2,269,000	[b]	2,306,529
					39,489,140
Electronic Components - 1.0%
Energizer Holdings, Gtd. Notes		4.38	3/31/2029	4,060,000	[b]	3,968,508
Energizer Holdings, Gtd. Notes		4.75	6/15/2028	2,690,000	[b]	2,751,278
TTM Technologies, Gtd. Notes		4.00	3/1/2029	4,245,000	[b,c]	4,224,900
					10,944,686
Energy - 9.9%
Antero Midstream Partners, Gtd. Notes		5.75	3/1/2027	2,569,000	[b]	2,664,695
Antero Midstream Partners, Gtd. Notes		7.88	5/15/2026	1,800,000	[b]	1,985,481
Antero Resources, Gtd. Notes		5.38	3/1/2030	1,980,000	[b,c]	2,119,956
Antero Resources, Gtd. Notes		7.63	2/1/2029	1,528,000	[b]	1,698,502
Antero Resources, Gtd. Notes		8.38	7/15/2026	944,000	[b]	1,076,009
Archrock Partners, Gtd. Notes		6.25	4/1/2028	3,323,000	[b]	3,469,677
Blue Racer Midstream, Sr. Unscd. Notes		6.63	7/15/2026	3,246,000	[b]	3,353,118
Blue Racer Midstream, Sr. Unscd. Notes		7.63	12/15/2025	1,660,000	[b]	1,761,326

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 87.8% (continued)
Energy - 9.9% (continued)
Centennial Resource Production, Gtd. Notes	6.88	4/1/2027	1,188,000	[b,c]	1,212,948
Cheniere Energy, Sr. Scd. Notes	4.63	10/15/2028	3,260,000		3,473,025
Cheniere Energy Partners, Gtd. Notes	4.00	3/1/2031	3,345,000		3,513,538
Cheniere Energy Partners, Gtd. Notes	4.50	10/1/2029	2,750,000		2,919,758
Colgate Energy Partners III, Sr. Unscd. Notes	5.88	7/1/2029	2,780,000	[b]	2,867,348
Crestwood Midstream Partners, Gtd. Notes	5.63	5/1/2027	2,184,000	[b]	2,227,134
Crestwood Midstream Partners, Gtd. Notes	6.00	2/1/2029	2,036,000	[b]	2,117,745
CrownRock, Sr. Unscd. Notes	5.00	5/1/2029	3,575,000	[b]	3,714,496
CrownRock, Sr. Unscd. Notes	5.63	10/15/2025	2,327,000	[b]	2,382,080
Endeavor Energy Resources, Sr. Unscd. Notes	5.75	1/30/2028	3,790,000	[b]	4,045,825
EnLink Midstream Partners, Sr. Unscd. Notes	4.15	6/1/2025	2,955,000		3,065,827
EnLink Midstream Partners, Sr. Unscd. Notes	4.85	7/15/2026	1,475,000		1,554,045
EQM Midstream Partners, Sr. Unscd. Notes	4.75	1/15/2031	2,210,000	[b]	2,340,578
EQM Midstream Partners, Sr. Unscd. Notes	5.50	7/15/2028	1,485,000		1,624,471
EQM Midstream Partners, Sr. Unscd. Notes	6.00	7/1/2025	930,000	[b]	1,012,417
EQM Midstream Partners, Sr. Unscd. Notes	6.50	7/1/2027	1,165,000	[b]	1,306,268
Genesis Energy, Gtd. Notes	6.50	10/1/2025	2,780,000		2,748,141
Genesis Energy, Gtd. Notes	8.00	1/15/2027	1,990,000		2,053,043
Matador Resources, Gtd. Notes	5.88	9/15/2026	850,000		876,652
Occidental Petroleum, Sr. Unscd. Notes	3.50	8/15/2029	2,020,000	[c]	2,078,641
Occidental Petroleum, Sr. Unscd. Notes	6.13	1/1/2031	2,095,000	[c]	2,548,945
Occidental Petroleum, Sr. Unscd. Notes	6.38	9/1/2028	1,503,000		1,786,646
Occidental Petroleum, Sr. Unscd. Notes	6.45	9/15/2036	2,435,000		3,109,495
Occidental Petroleum, Sr. Unscd. Notes	6.95	7/1/2024	2,712,000		3,018,497
Occidental Petroleum, Sr. Unscd. Notes	7.50	5/1/2031	1,410,000		1,857,026
Occidental Petroleum, Sr. Unscd. Notes	8.88	7/15/2030	2,390,000		3,227,408

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 87.8% (continued)
Energy - 9.9% (continued)
Rockcliff Energy II, Sr. Unscd. Notes	5.50	10/15/2029	4,753,000	[b]	4,903,504
Southwestern Energy, Gtd. Notes	5.38	2/1/2029	2,538,000		2,687,526
Southwestern Energy, Gtd. Notes	5.38	3/15/2030	1,370,000	[c]	1,470,339
Southwestern Energy, Gtd. Notes	8.38	9/15/2028	900,000		1,005,867
Targa Resources Partners, Gtd. Notes	4.00	1/15/2032	995,000	[b]	1,041,496
Targa Resources Partners, Gtd. Notes	5.00	1/15/2028	1,040,000		1,097,525
Targa Resources Partners, Gtd. Notes	6.50	7/15/2027	1,325,000		1,421,831
TerraForm Power Operating, Gtd. Notes	4.75	1/15/2030	4,135,000	[b]	4,341,254
USA Compression Partners, Gtd. Notes	6.88	9/1/2027	2,033,000		2,149,491
USA Compression Partners, Gtd. Notes	6.88	4/1/2026	2,116,000		2,202,957
Western Midstream Operating, Sr. Unscd. Notes	4.50	3/1/2028	4,045,000		4,411,234
				107,543,785
Environmental Control - 1.0%
Covanta Holding, Gtd. Notes	4.88	12/1/2029	512,000	[b]	520,458
Covanta Holding, Gtd. Notes	5.00	9/1/2030	2,690,000		2,749,651
Covanta Holding, Sr. Unscd. Notes	6.00	1/1/2027	2,660,000		2,749,615
Harsco, Gtd. Notes	5.75	7/31/2027	5,080,000	[b]	5,180,330
				11,200,054
Food Products - 1.8%
Albertsons, Gtd. Notes	5.88	2/15/2028	1,520,000	[b]	1,613,298
Kraft Heinz Foods, Gtd. Notes	4.38	6/1/2046	1,140,000		1,337,847
Kraft Heinz Foods, Gtd. Notes	5.20	7/15/2045	1,185,000		1,510,197
New Albertsons, Sr. Unscd. Bonds	8.00	5/1/2031	954,000		1,169,046
Post Holdings, Gtd. Notes	4.63	4/15/2030	3,840,000	[b]	3,917,990
Post Holdings, Gtd. Notes	5.50	12/15/2029	2,895,000	[b]	3,046,380
Post Holdings, Gtd. Notes	5.75	3/1/2027	1,015,000	[b]	1,049,211
Post Holdings, Sr. Unscd. Notes	4.50	9/15/2031	1,126,000	[b]	1,119,379
United Natural Foods, Gtd. Notes	6.75	10/15/2028	3,970,000	[b]	4,256,932
				19,020,280
Food Service - .2%
TKC Holdings, Sr. Scd. Notes	6.88	5/15/2028	1,620,000	[b]	1,658,183
Forest Products & Paper - .3%
Ahlstrom-Munksjo Holding 3, Sr. Scd. Bonds	4.88	2/4/2028	3,600,000	[b]	3,555,756
Health Care - 6.6%
Air Methods, Sr. Unscd. Notes	8.00	5/15/2025	3,513,000	[b,c]	3,011,660
Bausch Health, Gtd. Notes	5.25	1/30/2030	1,715,000	[b]	1,511,858

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 87.8% (continued)
Health Care - 6.6% (continued)
Bausch Health, Gtd. Notes	6.25	2/15/2029	875,000	[b]	832,895
Bausch Health, Gtd. Notes	7.25	5/30/2029	1,315,000	[b]	1,303,698
Bausch Health, Gtd. Notes	9.00	12/15/2025	2,027,000	[b]	2,137,431
Bausch Health, Sr. Scd. Notes	4.88	6/1/2028	1,984,000	[b]	2,027,271
Bausch Health Americas, Gtd. Notes	8.50	1/31/2027	936,000	[b]	984,153
CHEPLAPHARM Arzneimittel GmbH, Sr. Scd. Notes	5.50	1/15/2028	4,600,000	[b]	4,664,032
Community Health Systems, Scd. Notes	6.13	4/1/2030	3,525,000	[b]	3,492,693
Community Health Systems, Scd. Notes	6.88	4/15/2029	3,555,000	[b,c]	3,627,095
Community Health Systems, Sr. Scd. Notes	4.75	2/15/2031	2,830,000	[b]	2,859,347
Community Health Systems, Sr. Scd. Notes	5.63	3/15/2027	1,052,000	[b]	1,114,647
Encompass Health, Gtd. Notes	4.75	2/1/2030	4,415,000		4,553,962
Grifols Escrow Issuer, Sr. Unscd. Notes	4.75	10/15/2028	3,359,000	[b]	3,432,461
HCA, Gtd. Notes	3.50	9/1/2030	2,110,000		2,234,226
Mozart Debt Merger Sub, Sr. Scd. Notes	3.88	4/1/2029	2,690,000	[b]	2,685,884
Mozart Debt Merger Sub, Sr. Unscd. Notes	5.25	10/1/2029	4,506,000	[b,c]	4,576,834
Organon & Co., Sr. Scd. Notes	4.13	4/30/2028	1,230,000	[b]	1,252,115
Organon & Co., Sr. Unscd. Notes	5.13	4/30/2031	5,290,000	[b]	5,535,853
Ortho-Clinical Diagnostics, Sr. Unscd. Notes	7.25	2/1/2028	3,468,000	[b]	3,733,198
Ortho-Clinical Diagnostics, Sr. Unscd. Notes	7.38	6/1/2025	810,000	[b]	855,372
Prime Healthcare Services, Sr. Scd. Notes	7.25	11/1/2025	3,805,000	[b]	4,037,771
Tenet Healthcare, Scd. Notes	6.25	2/1/2027	3,415,000	[b]	3,539,152
Tenet Healthcare, Sr. Scd. Notes	4.63	6/15/2028	2,990,000	[b]	3,076,546
Tenet Healthcare, Sr. Scd. Notes	5.13	11/1/2027	3,690,000	[b]	3,847,895
				70,928,049
Industrial - 2.5%
Arcosa, Gtd. Notes	4.38	4/15/2029	3,120,000	[b]	3,167,518
Dycom Industries, Gtd. Notes	4.50	4/15/2029	4,482,000	[b]	4,573,522
Husky III Holding, Sr. Unscd. Notes	13.00	2/15/2025	4,325,000	[b,c,d]	4,546,267
Titan Acquisition, Sr. Unscd. Notes	7.75	4/15/2026	3,935,000	[b]	3,998,117
TK Elevator US Newco, Sr. Scd. Notes	5.25	7/15/2027	2,600,000	[b]	2,736,578
Vertiv Group, Sr. Scd. Notes	4.13	11/15/2028	3,300,000	[b]	3,338,659
VM Consolidated, Gtd. Notes	5.50	4/15/2029	4,571,000	[b]	4,600,346
				26,961,007

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 87.8% (continued)
Information Technology - .5%
Fair Isaac, Sr. Unscd. Notes		4.00	6/15/2028	3,658,000	[b]	3,766,496
PTC, Gtd. Notes		4.00	2/15/2028	2,090,000	[b]	2,129,950
					5,896,446
Insurance - 1.3%
Alliant Holdings Intermediate, Sr. Scd. Notes		4.25	10/15/2027	3,825,000	[b]	3,828,978
Alliant Holdings Intermediate, Sr. Unscd. Notes		6.75	10/15/2027	2,350,000	[b]	2,440,569
AmWINS Group, Sr. Unscd. Notes		4.88	6/30/2029	5,820,000	[b]	5,888,181
AssuredPartners, Sr. Unscd. Notes		5.63	1/15/2029	1,720,000	[b]	1,675,581
					13,833,309
Internet Software & Services - 1.9%
Endure Digital, Sr. Unscd. Notes		6.00	2/15/2029	4,956,000	[b]	4,616,043
Match Group Holdings II, Sr. Unscd. Notes		3.63	10/1/2031	2,195,000	[b]	2,135,131
Netflix, Sr. Unscd. Notes		4.88	6/15/2030	3,420,000	[b,c]	3,994,474
Northwest Fiber, Sr. Scd. Notes		4.75	4/30/2027	2,553,000	[b]	2,530,023
Northwest Fiber, Sr. Unscd. Notes		6.00	2/15/2028	4,125,000	[b,c]	4,049,100
Uber Technologies, Gtd. Notes		4.50	8/15/2029	2,850,000	[b]	2,907,613
					20,232,384
Materials - 3.5%
ARD Finance, Sr. Scd. Notes		6.50	6/30/2027	2,215,000	[b,d]	2,283,754
Ardagh Metal Packaging Finance USA, Sr. Unscd. Notes		4.00	9/1/2029	2,190,000	[b]	2,173,214
Ardagh Packaging Finance, Sr. Unscd. Notes		5.25	8/15/2027	2,253,000	[b,c]	2,269,616
Canpack US, Gtd. Notes		3.88	11/15/2029	3,640,000	[b]	3,559,065
Graham Packaging, Gtd. Notes		7.13	8/15/2028	3,985,000	[b]	4,130,452
LABL, Sr. Scd. Notes		5.88	11/1/2028	2,910,000	[b]	3,004,575
LABL, Sr. Unscd. Notes		8.25	11/1/2029	6,389,000	[b,c]	6,436,438
LABL, Sr. Unscd. Notes		10.50	7/15/2027	455,000	[b]	477,636
Mauser Packaging Solutions Holding, Sr. Scd. Bonds	EUR	4.75	4/15/2024	3,875,000		4,425,606
Mauser Packaging Solutions Holding, Sr. Scd. Notes		8.50	4/15/2024	2,247,000	[b]	2,335,049
Mauser Packaging Solutions Holding, Sr. Unscd. Notes		7.25	4/15/2025	6,762,000	[b,c]	6,786,681
					37,882,086
Media - 9.8%
Altice Financing, Sr. Scd. Bonds		5.75	8/15/2029	6,960,000	[b,c]	6,900,944
Altice Finco, Scd. Notes	EUR	4.75	1/15/2028	2,800,000	[b]	3,043,048
Block Communications, Gtd. Notes		4.88	3/1/2028	5,700,000	[b]	5,708,578
Cable One, Gtd. Notes		4.00	11/15/2030	3,215,000	[b]	3,155,571
CCO Holdings, Sr. Unscd. Notes		4.50	8/15/2030	3,200,000	[b]	3,280,752

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 87.8% (continued)
Media - 9.8% (continued)
CCO Holdings, Sr. Unscd. Notes	4.75	3/1/2030	3,465,000	[b]	3,609,750
CCO Holdings, Sr. Unscd. Notes	5.00	2/1/2028	4,755,000	[b]	4,954,710
CCO Holdings, Sr. Unscd. Notes	5.13	5/1/2027	2,155,000	[b]	2,222,290
CCO Holdings, Sr. Unscd. Notes	5.38	6/1/2029	4,240,000	[b]	4,582,804
CSC Holdings, Gtd. Notes	5.38	2/1/2028	1,020,000	[b]	1,057,715
CSC Holdings, Gtd. Notes	6.50	2/1/2029	1,870,000	[b]	2,004,696
CSC Holdings, Sr. Unscd. Notes	4.63	12/1/2030	5,150,000	[b]	4,881,891
CSC Holdings, Sr. Unscd. Notes	5.75	1/15/2030	2,780,000	[b]	2,775,038
DISH DBS, Gtd. Notes	5.88	11/15/2024	1,934,000		1,989,235
DISH DBS, Sr. Scd. Bonds	5.25	12/1/2026	1,906,000	[b]	1,939,660
DISH DBS, Sr. Scd. Notes	5.75	12/1/2028	1,906,000	[b]	1,928,634
Gray Television, Gtd. Notes	4.75	10/15/2030	3,550,000	[b]	3,533,865
Nexstar Media, Gtd. Notes	4.75	11/1/2028	3,305,000	[b,c]	3,373,000
Radiate Holdco, Sr. Scd. Notes	4.50	9/15/2026	2,204,000	[b]	2,228,729
Radiate Holdco, Sr. Unscd. Notes	6.50	9/15/2028	5,440,000	[b,c]	5,472,912
Scripps Escrow, Gtd. Notes	5.88	7/15/2027	4,081,000	[b]	4,291,427
Scripps Escrow II, Sr. Unscd. Notes	5.38	1/15/2031	4,609,000	[b]	4,690,787
Sirius XM Radio, Gtd. Notes	4.00	7/15/2028	2,120,000	[b]	2,135,518
Sirius XM Radio, Gtd. Notes	4.13	7/1/2030	2,397,000	[b]	2,401,255
Sirius XM Radio, Gtd. Notes	5.50	7/1/2029	915,000	[b]	987,450
TEGNA, Gtd. Notes	5.00	9/15/2029	3,768,000	[c]	3,859,600
Townsquare Media, Sr. Scd. Notes	6.88	2/1/2026	3,225,000	[b]	3,425,885
UPC Broadband Finco, Sr. Scd. Notes	4.88	7/15/2031	3,150,000	[b]	3,218,087
Virgin Media Finance, Gtd. Notes	5.00	7/15/2030	3,535,000	[b]	3,522,840
Virgin Media Secured Finance, Sr. Scd. Notes	5.50	5/15/2029	3,065,000	[b]	3,241,590
Ziggo, Sr. Scd. Notes	4.88	1/15/2030	3,531,000	[b]	3,627,114
Ziggo Bond, Gtd. Notes	5.13	2/28/2030	2,045,000	[b,c]	2,058,282
				106,103,657
Metals & Mining - 1.9%
Arconic, Scd. Notes	6.13	2/15/2028	3,630,000	[b]	3,869,144
FMG Resources, Gtd. Notes	4.38	4/1/2031	1,820,000	[b,c]	1,914,149
Freeport-McMoRan, Gtd. Notes	4.63	8/1/2030	1,905,000		2,046,275
Freeport-McMoRan, Gtd. Notes	5.45	3/15/2043	2,665,000		3,355,342
Hudbay Minerals, Gtd. Notes	4.50	4/1/2026	3,027,000	[b]	3,030,481
Hudbay Minerals, Gtd. Notes	6.13	4/1/2029	2,298,000	[b]	2,440,154
Novelis, Gtd. Notes	4.75	1/30/2030	3,345,000	[b]	3,522,218
				20,177,763
Real Estate - 2.8%
Brookfield Property REIT, Sr. Scd. Notes	4.50	4/1/2027	2,320,000	[b]	2,278,878
Iron Mountain, Gtd. Notes	5.25	7/15/2030	5,010,000	[b]	5,288,639

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 87.8% (continued)
Real Estate - 2.8% (continued)
Ladder Capital Finance Holdings, Gtd. Notes	4.25	2/1/2027	3,235,000	[b]	3,259,812
Ladder Capital Finance Holdings, Gtd. Notes	5.25	10/1/2025	2,350,000	[b]	2,379,058
Park Intermediate Holdings, Sr. Scd. Notes	4.88	5/15/2029	3,990,000	[b]	4,085,840
RLJ Lodging Trust, Sr. Scd. Notes	4.00	9/15/2029	3,427,000	[b]	3,395,454
VICI Properties, Gtd. Notes	4.13	8/15/2030	2,150,000	[b]	2,277,345
VICI Properties, Gtd. Notes	4.63	12/1/2029	2,995,000	[b]	3,192,520
XHR, Sr. Scd. Notes	4.88	6/1/2029	4,015,000	[b]	4,092,128
				30,249,674
Retailing - 4.1%
Asbury Automotive Group, Gtd. Notes	4.63	11/15/2029	1,148,000	[b]	1,171,442
Asbury Automotive Group, Gtd. Notes	4.75	3/1/2030	2,120,000		2,157,662
BCPE Ulysses Intermediate, Sr. Unscd. Notes	7.75	4/1/2027	5,670,000	[b,d]	5,604,795
Foundation Building Materials, Gtd. Notes	6.00	3/1/2029	1,380,000	[b,c]	1,357,789
LBM Acquisition, Gtd. Notes	6.25	1/15/2029	2,980,000	[b]	2,950,677
Macy's Retail Holdings, Gtd. Notes	4.50	12/15/2034	3,210,000		3,174,738
Park River Holdings, Gtd. Notes	5.63	2/1/2029	1,538,000	[b]	1,470,951
Park River Holdings, Sr. Unscd. Notes	6.75	8/1/2029	3,580,000	[b]	3,512,320
Sonic Automotive, Gtd. Notes	4.63	11/15/2029	3,215,000	[b]	3,250,992
Staples, Sr. Scd. Notes	7.50	4/15/2026	2,366,000	[b]	2,434,141
Staples, Sr. Unscd. Notes	10.75	4/15/2027	4,801,000	[b,c]	4,529,936
The Michaels Companies, Sr. Scd. Notes	5.25	5/1/2028	2,730,000	[b]	2,735,719
The Michaels Companies, Sr. Unscd. Notes	7.88	5/1/2029	3,350,000	[b]	3,305,462
White Cap Buyer, Sr. Unscd. Notes	6.88	10/15/2028	1,540,000	[b,c]	1,607,637
White Cap Parent, Sr. Unscd. Notes	8.25	3/15/2026	4,806,000	[b,c,d]	4,937,949
				44,202,210
Telecommunication Services - 5.9%
Altice France, Sr. Scd. Notes	5.13	7/15/2029	3,770,000	[b]	3,684,006
Altice France, Sr. Scd. Notes	5.50	10/15/2029	5,098,000	[b]	5,030,222
Altice France, Sr. Scd. Notes	8.13	2/1/2027	1,480,000	[b]	1,583,637
Altice France Holding, Gtd. Notes	6.00	2/15/2028	2,120,000	[b,c]	2,028,416
CommScope, Gtd. Notes	7.13	7/1/2028	3,130,000	[b,c]	3,079,654
CommScope, Gtd. Notes	8.25	3/1/2027	530,000	[b]	545,328
CommScope, Sr. Scd. Notes	4.75	9/1/2029	1,810,000	[b]	1,801,955
CommScope, Sr. Scd. Notes	6.00	3/1/2026	3,445,000	[b]	3,552,984

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 87.8% (continued)
Telecommunication Services - 5.9% (continued)
Connect Finco, Sr. Scd. Notes		6.75	10/1/2026	5,801,000	[b]	6,106,133
Embarq, Sr. Unscd. Notes		8.00	6/1/2036	3,150,000		3,533,166
Intrado, Gtd. Notes		8.50	10/15/2025	1,723,000	[b,c]	1,698,947
Level 3 Financing, Gtd. Notes		3.63	1/15/2029	4,055,000	[b]	3,858,535
Level 3 Financing, Gtd. Notes		3.75	7/15/2029	1,450,000	[b]	1,379,849
Lumen Technologies, Sr. Unscd. Notes		5.13	12/15/2026	2,600,000	[b]	2,709,564
Matterhorn Telecom, Sr. Scd. Notes	EUR	4.00	11/15/2027	1,900,000	[b]	2,215,025
Sprint, Gtd. Notes		7.63	3/1/2026	4,675,000		5,618,719
Sprint Capital, Gtd. Notes		6.88	11/15/2028	3,810,000		4,826,051
T-Mobile USA, Gtd. Notes		2.25	2/15/2026	1,705,000		1,711,863
T-Mobile USA, Gtd. Notes		3.50	4/15/2031	2,690,000	[b]	2,803,276
T-Mobile USA, Gtd. Notes		4.75	2/1/2028	1,650,000		1,739,480
Vmed O2 UK Financing I, Sr. Scd. Notes		4.25	1/31/2031	3,030,000	[b]	2,974,309
Zayo Group Holdings, Sr. Unscd. Notes		6.13	3/1/2028	1,700,000	[b]	1,677,101
					64,158,220
Transportation - .4%
First Transit Parent, Sr. Scd. Notes		4.00	7/31/2029	4,108,000	[b]	3,999,200
Utilities - 1.9%
Calpine, Sr. Scd. Notes		4.50	2/15/2028	2,700,000	[b]	2,805,921
Calpine, Sr. Unscd. Notes		5.00	2/1/2031	2,209,000	[b,c]	2,212,413
Calpine, Sr. Unscd. Notes		5.13	3/15/2028	1,565,000	[b]	1,591,261
Clearway Energy Operating, Gtd. Notes		3.75	2/15/2031	2,265,000	[b]	2,262,826
Energia Group Ni Financeco, Sr. Scd. Notes	GBP	4.75	9/15/2024	1,620,000	[b]	2,199,274
Pattern Energy Operations, Gtd. Notes		4.50	8/15/2028	3,590,000	[b]	3,730,225
Pike, Gtd. Notes		5.50	9/1/2028	2,940,000	[b]	2,950,878
Vistra Operations, Sr. Unscd. Notes		4.38	5/1/2029	3,270,000	[b]	3,281,919
					21,034,717
Total Bonds and Notes (cost $930,803,300)				950,525,034

Floating Rate Loan Interests - 7.5%
Advertising - .3%
Dotdash Meredith, Term Loan B, 3 Month Term SOFR +4.00%		4.50	11/23/2028	2,780,000	[e]	2,785,213
Chemicals - .3%
Flexsys, Initial Term Loan, 3 Month LIBOR +5.25%		6.00	11/1/2028	3,480,000	[e]	3,497,400

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 7.5% (continued)
Commercial & Professional Services - .5%
PECF USS Intermediate Holding, Initial Term Loan, 3 Month LIBOR +4.25%		4.75	12/17/2028	2,299,679	[e]	2,305,026
Praesidiad, Facility Term Loan B, 3 Month EURIBOR +4.00%	EUR	4.00	10/4/2024	1,000,000	[e]	1,012,855
Travelport Finance Luxembourg, Term Loan, 3 Month LIBOR +8.75%		9.75	2/28/2025	2,489,401	[e]	2,565,789
					5,883,670
Consumer Discretionary - .8%
AP Gaming I, First Lien Incremental Term Loan B, 1 Month LIBOR +3.50%		4.50	2/15/2024	2,865,384	[e]	2,853,736
Caesars Resort Collection, Term Loan B-1, 1 Month LIBOR +3.50%		3.60	7/20/2025	3,322,938	[e]	3,329,583
Silk Bidco, Facility Term Loan B, 6 Month EURIBOR +4.00%	EUR	4.00	2/22/2025	2,000,000	[e]	2,133,390
					8,316,709
Environmental Control - .2%
Waterlogic USA Holdings, Facility Term Loan B-2, 3 Month LIBOR +4.75%		4.97	8/12/2028	2,521,770	[e]	2,528,074
Forest Products & Paper - .3%
SPA US HoldCo, USD Facility Term Loan B, 3 Month LIBOR +4.00%		4.75	2/4/2028	2,865,402	[e]	2,872,565
Health Care - .5%
One Call, First Lien Term Loan B, 3 Month LIBOR +5.50%		6.25	4/22/2027	5,626,725	[e]	5,653,114
Information Technology - 1.5%
CT Technologies, 2021 Reprice Term Loan, 1 Month LIBOR +4.25%		5.00	12/16/2025	2,898,100	[e]	2,903,534
Finastra USA, First Lien Dollar Term Loan, 6 Month LIBOR +3.50%		4.50	6/13/2024	2,905,032	[e]	2,895,954
Greeneden US Holdings II, Dollar Term Loan B-4, 1 Month LIBOR +4.00%		4.75	12/1/2027	3,498,562	[e]	3,514,971
Ivanti Software, First Amendment Term Loan, 3 Month LIBOR +4.00%		4.75	12/1/2027	1,220,775	[e]	1,216,453
Ivanti Software, First Lien Term Loan B, 3 Month LIBOR +4.25%		5.25	12/1/2027	4,089,411	[e]	4,100,902
Mitchell International, Second Lien Initial Term Loan, 1 Month LIBOR +6.50%		7.00	10/15/2029	1,502,564	[e]	1,514,960
					16,146,774

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 7.5% (continued)
Insurance - 1.0%
Asurion, New Term Loan B-4, 1 Month LIBOR +5.25%	5.35	1/15/2029	790,155	[e]	787,935
Asurion, Second Lien Term Loan B-3, 1 Month LIBOR +5.25%	5.35	2/3/2028	5,978,000	[e]	6,004,154
Mayfield Agency Borrower, First Lien Term Loan B, 1 Month LIBOR +4.50%	4.60	2/28/2025	4,371,482	[e]	4,363,307
				11,155,396
Media - .6%
DIRECTV Financing, Closing Date Term Loan, 3 Month LIBOR +5.00%	5.75	8/2/2027	6,901,150	[e]	6,916,402
Retailing - .5%
Great Outdoors Group, Term Loan B-2, 3 Month LIBOR +3.75%	4.50	3/5/2028	3,961,686	[e]	3,971,174
Staples, 2019 Refinancing New Term Loan B-1, 3 Month LIBOR +5.00%	5.13	4/12/2026	1,304,962	[e]	1,264,038
				5,235,212
Technology Hardware & Equipment - .4%
Atlas CC Acquisition, First Lien Term Loan B, 3 Month LIBOR +4.25%	5.00	5/25/2028	3,324,174	[e]	3,335,859
Atlas CC Acquisition, First Lien Term Loan C, 3 Month LIBOR +4.25%	5.00	5/25/2028	676,103	[e]	678,480
				4,014,339
Telecommunication Services - .4%
CCI Buyer, First Lien Initial Term Loan, 3 Month LIBOR +3.75%	4.50	12/17/2027	2,693,216	[e]	2,699,464
Cyxtera DC Holdings, First Lien Initial Term Loan, 6 Month LIBOR +3.00%	4.00	5/1/2024	1,694,019	[e]	1,679,950
				4,379,414
Transportation - .2%
OLA Netherlands, Term Loan, 3 Month Term SOFR +6.25%	7.00	12/3/2026	2,007,847	[e]	2,027,925
Total Floating Rate Loan Interests (cost $80,514,299)			81,412,207
			Shares
Common Stocks - .1%
Information Technology - .0%
Skillsoft			46,443	[f]	424,953
Media - .1%
Altice USA, Cl. A			29,000	[f]	469,220
Total Common Stocks (cost $1,055,330)			894,173

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Exchange-Traded Funds - .6%
Registered Investment Companies - .6%
iShares iBoxx High Yield Corporate Bond ETF		37,250	[c]	3,241,123
SPDR Bloomberg High Yield Bond ETF		29,862		3,242,117
Total Exchange-Traded Funds (cost $6,465,714)		6,483,240
	1-Day Yield (%)
Investment Companies - 2.1%
Registered Investment Companies - 2.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $22,719,436)	0.07	22,719,436	[g]	22,719,436

Investment of Cash Collateral for Securities Loaned - 4.7%
Registered Investment Companies - 4.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $50,991,854)	0.07	50,991,854	[g]	50,991,854
Total Investments (cost $1,092,549,933)		102.8%	1,113,025,944
Liabilities, Less Cash and Receivables		(2.8%)	(30,792,054)
Net Assets		100.0%	1,082,233,890

ETF—Exchange-Traded Fund

EURIBOR—Euro Interbank Offered Rate

LIBOR—London Interbank Offered Rate

REIT—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

SPDR—Standard & Poor's Depository Receipt

EUR—Euro

GBP—British Pound

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021, these securities were valued at $791,608,399 or 73.15% of net assets.

c Security, or portion thereof, on loan. At December 31, 2021, the value of the fund’s securities on loan was $119,161,474 and the value of the collateral was $124,224,201, consisting of cash collateral of $50,991,854 and U.S. Government & Agency securities valued at $73,232,347. In addition, the value of collateral may include pending sales that are also on loan.

d Payment-in-kind security and interest may be paid in additional par.

e Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

f Non-income producing security.

g Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Communications	20.6
Consumer, Cyclical	15.4
Consumer, Non-cyclical	15.0
Industrial	11.4
Energy	9.9
Financial	8.8
Investment Companies	7.4
Basic Materials	7.1
Collateralized Loan Obligations	2.9
Technology	2.4
Utilities	1.9
102.8

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Description	Value ($) 12/31/2020	Purchases ($)†	Sales ($)	Value ($) 12/31/2021	Dividends/ Distributions ($)
Registered Investment Companies - 2.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 2.1%	27,799,116	644,078,955	(649,158,635)	22,719,436	31,380
Investment of Cash Collateral for Securities Loaned - 4.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - 4.7%	29,568,386	305,560,941	(284,137,473)	50,991,854	281,340	††
Total - 6.8%	57,367,502	949,639,896	(933,296,108)	73,711,290	312,720

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS December 31, 2021

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital
United States Dollar	3,485,449	British Pound	2,630,000	1/31/2022	(74,127)
Goldman Sachs
United States Dollar	2,554,039	British Pound	1,915,000	1/31/2022	(37,820)
Euro	2,400,000	United States Dollar	2,719,825	1/31/2022	14,272
United States Dollar	40,267,239	Euro	35,610,000	1/31/2022	(299,922)
Gross Unrealized Appreciation					14,272
Gross Unrealized Depreciation					(411,869)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $119,161,474)—Note 1(c):
Unaffiliated issuers	1,018,838,643	1,039,314,654
Affiliated issuers	73,711,290	73,711,290
Cash denominated in foreign currency	4,157,145	4,191,201
Receivable for investment securities sold		23,328,576
Dividends, interest and securities lending income receivable		14,983,154
Receivable for shares of Beneficial Interest subscribed		960,579
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		14,272
		1,156,503,726
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		666,019
Cash overdraft due to Custodian		2,155,805
Liability for securities on loan—Note 1(c)		50,991,854
Payable for investment securities purchased		19,428,921
Payable for shares of Beneficial Interest redeemed		613,857
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		411,869
Trustees’ fees and expenses payable		1,511
		74,269,836
Net Assets ($)		1,082,233,890
Composition of Net Assets ($):
Paid-in capital		1,201,278,141
Total distributable earnings (loss)		(119,044,251)
Net Assets ($)		1,082,233,890

Net Asset Value Per Share	Class A	Class C	Class I
Net Assets ($)	116,625,595	3,934,711	961,673,584
Shares Outstanding	19,085,079	643,521	157,236,746
Net Asset Value Per Share ($)	6.11	6.11	6.12

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended December 31, 2021

Investment Income ($):
Income:
Interest	61,247,343
Dividends:
Unaffiliated issuers	405,250
Affiliated issuers	31,380
Income from securities lending—Note 1(c)	281,340
Total Income	61,965,313
Expenses:
Management fee—Note 3(a)	8,076,771
Distribution/Service Plan fees—Note 3(b)	349,882
Trustees’ fees—Note 3(a,d)	97,000
Loan commitment fees—Note 2	23,741
Total Expenses	8,547,394
Less—Trustees’ fees reimbursed by BNY Mellon Investment Adviser, Inc.—Note 3(a)	(97,000)
Net Expenses	8,450,394
Investment Income—Net	53,514,919
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	30,427,364
Net realized gain (loss) on forward foreign currency exchange contracts	4,043,932
Net Realized Gain (Loss)	34,471,296
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(36,410,693)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(430,830)
Net Change in Unrealized Appreciation (Depreciation)	(36,841,523)
Net Realized and Unrealized Gain (Loss) on Investments	(2,370,227)
Net Increase in Net Assets Resulting from Operations	51,144,692

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2021	2020
Operations ($):
Investment income—net	53,514,919	50,149,076
Net realized gain (loss) on investments	34,471,296	(39,118,878)
Net change in unrealized appreciation (depreciation) on investments	(36,841,523)	26,045,787
Net Increase (Decrease) in Net Assets Resulting from Operations	51,144,692	37,075,985
Distributions ($):
Distributions to shareholders:
Class A	(5,932,668)	(6,459,060)
Class C	(189,290)	(371,330)
Class I	(52,628,570)	(45,781,042)
Total Distributions	(58,750,528)	(52,611,432)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	81,331,942	43,693,110
Class C	488,841	1,112,401
Class I	312,539,331	505,081,371
Distributions reinvested:
Class A	4,673,927	5,107,152
Class C	184,010	284,075
Class I	15,038,822	13,203,022
Cost of shares redeemed:
Class A	(93,384,204)	(78,706,982)
Class C	(3,278,598)	(5,922,475)
Class I	(332,901,895)	(460,625,193)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(15,307,824)	23,226,481
Total Increase (Decrease) in Net Assets	(22,913,660)	7,691,034
Net Assets ($):
Beginning of Period	1,105,147,550	1,097,456,516
End of Period	1,082,233,890	1,105,147,550

	Year Ended December 31,
	2021	2020
Capital Share Transactions (Shares):
Class Aa
Shares sold	13,238,614	7,463,004
Shares issued for distributions reinvested	762,901	872,773
Shares redeemed	(15,200,789)	(13,298,018)
Net Increase (Decrease) in Shares Outstanding	(1,199,274)	(4,962,241)
Class Ca,b
Shares sold	79,284	189,423
Shares issued for distributions reinvested	30,020	48,559
Shares redeemed	(533,360)	(1,013,019)
Net Increase (Decrease) in Shares Outstanding	(424,056)	(775,037)
Class Ib
Shares sold	50,844,736	86,018,274
Shares issued for distributions reinvested	2,452,777	2,247,450
Shares redeemed	(54,303,160)	(80,258,004)
Net Increase (Decrease) in Shares Outstanding	(1,005,647)	8,007,720

[a]

During the period ended December 31, 2021, 9,975 Class C shares representing $61,115 were automatically converted to 9,979 Class A shares and during the period ended December 31, 2020, 13,541 Class C shares representing $78,927 were automatically converted to 15,544 Class A shares.

[b]

During the period ended December 31, 2021, 3,403 Class I shares representing $20,824 were exchanged for 3,408 Class A shares and during the period ended December 31, 2020, 14,133 Class C shares representing $77,736 were exchanged for 14,134 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Class A Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	6.15	6.18	5.70	6.30	6.21
Investment Operations:
Investment income—net[a]	.27	.29	.32	.33	.32
Net realized and unrealized gain (loss) on investments	(.01)	(.02)	.49	(.57)	.11
Total from Investment Operations	.26	.27	.81	(.24)	.43
Distributions:
Dividends from investment income—net	(.29)	(.30)	(.33)	(.35)	(.34)
Dividends from net realized gain on investments	(.01)	-	-	(.01)	(.00)[b]
Total Distributions	(.30)	(.30)	(.33)	(.36)	(.34)
Net asset value, end of period	6.11	6.15	6.18	5.70	6.30
Total Return (%)[c]	4.33	4.77	14.42	(4.05)	7.12
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96	.96	.96	.96	.96
Ratio of net expenses to average net assets	.95	.95	.95	.95	.95
Ratio of net investment income to average net assets	4.42	4.91	5.21	5.34	5.14
Portfolio Turnover Rate	101.26	122.11	67.61	72.69	66.96
Net Assets, end of period ($ x 1,000)	116,626	124,720	156,134	127,635	155,919

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

See notes to financial statements.

	Year Ended December 31,
Class C Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	6.15	6.18	5.70	6.30	6.21
Investment Operations:
Investment income—net[a]	.22	.25	.27	.28	.28
Net realized and unrealized gain (loss) on investments	(.01)	(.02)	.49	(.57)	.10
Total from Investment Operations	.21	.23	.76	(.29)	.38
Distributions:
Dividends from investment income—net	(.24)	(.26)	(.28)	(.30)	(.29)
Dividends from net realized gain on investments	(.01)	-	-	(.01)	(.00)[b]
Total Distributions	(.25)	(.26)	(.28)	(.31)	(.29)
Net asset value, end of period	6.11	6.15	6.18	5.70	6.30
Total Return (%)[c]	3.55	3.99	13.57	(4.77)	6.32
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.71	1.71	1.71	1.71	1.71
Ratio of net expenses to average net assets	1.70	1.70	1.70	1.70	1.70
Ratio of net investment income to average net assets	3.71	4.24	4.56	4.63	4.38
Portfolio Turnover Rate	101.26	122.11	67.61	72.69	66.96
Net Assets, end of period ($ x 1,000)	3,935	6,567	11,396	16,665	26,216

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class I Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	6.15	6.19	5.70	6.30	6.22
Investment Operations:
Investment income—net[a]	.29	.30	.33	.35	.34
Net realized and unrealized gain (loss) on investments	(.01)	(.02)	.50	(.58)	.10
Total from Investment Operations	.28	.28	.83	(.23)	.44
Distributions:
Dividends from investment income—net	(.30)	(.32)	(.34)	(.36)	(.36)
Dividends from net realized gain on investments	(.01)	-	-	(.01)	(.00)[b]
Total Distributions	(.31)	(.32)	(.34)	(.37)	(.36)
Net asset value, end of period	6.12	6.15	6.19	5.70	6.30
Total Return (%)	4.76	4.86	14.89	(3.80)	7.21
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71	.71	.71	.71	.71
Ratio of net expenses to average net assets	.70	.70	.70	.70	.70
Ratio of net investment income to average net assets	4.67	5.10	5.46	5.64	5.39
Portfolio Turnover Rate	101.26	122.11	67.61	72.69	66.96
Net Assets, end of period ($ x 1,000)	961,674	973,861	929,926	718,673	1,051,673

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon High Yield Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds III (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution fees and/or Service Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Service Plan fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

NOTES TO FINANCIAL STATEMENTS (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities, floating rate loan interests, and other securities, excluding short-term investments (other than U.S. Treasury Bills), and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a Service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository

NOTES TO FINANCIAL STATEMENTS (continued)

Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Collateralized Loan Obligations	-	31,846,395	-	31,846,395
Corporate Bonds	-	918,678,639	-	918,678,639
Equity Securities - Common Stocks	894,173	-	-	894,173
Exchange-Traded Funds	6,483,240	-	-	6,483,240
Floating Rate Loan Interests	-	81,412,207	-	81,412,207
Investment Companies	73,711,290	-	-	73,711,290

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)(continued)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	14,272	-	14,272
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(411,869)	-	(411,869)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities-Common Stocks ($)
Balance as of 12/31/2020	1,263,270
Realized gain (loss)	493,938
Change in unrealized appreciation (depreciation)	(248,938)
Purchases/Issuances	-
Sales/Dispositions	(1,508,270)
Transfers into Level 3	-
Transfer out of Level 3	-
Balances as of 12/31/2021†	-
The amount of total realized gain (loss) for the period included in earnings attributable to the change in unrealized appreciation (depreciation) relating to investments still held at 12/31/2021	-

† Securities deemed as Level 3 due to the lack of observable inputs by management assessment.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions

NOTES TO FINANCIAL STATEMENTS (continued)

between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2021, The Bank of New York Mellon earned $38,356 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. High Yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry.

The fund invests in floating rate loan interests. The floating rate loans in which the fund invests typically are below investment grade securities, and inherently speculative. In the event of the bankruptcy of a borrower, the fund could experience delays or limitations imposed by insolvency laws with respect to its ability to realize the benefits of any collateral securing the borrower’s loan.

NOTES TO FINANCIAL STATEMENTS (continued)

The fund invests in collateralized loan obligations (CLO). CLOs and other structured credit investments are generally backed by an asset or a pool of assets (typically senior secured loans, certain subordinated loans and other credit-related assets in the case of CLOs) which serve as collateral. The cash flows from CLOs and structured credit investments are split into two or more portions, called tranches, varying in risk and yield. The fund and other investors in CLOs and structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The riskiest portion is the “equity” tranche, which is subordinate to the other tranches in the event of defaults. Senior tranches typically have higher ratings and lower yields than its underlying securities, and may be rated investment grade. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

CLOs and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the possibility that the class of CLOs held by the fund is subordinate to other senior classes; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by CLOs may cause payments on the instruments the fund holds to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which the fund invests, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs the fund may target. In addition, CLOs and other structured credit investments may be subject to prepayment risk. The fund will not invest in CLO equity tranches.

(f) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2021, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2021, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $812,821, accumulated capital losses $137,829,554 and unrealized appreciation $17,972,482.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2021. The fund has $39,293,037 of short-term capital losses and $98,536,517 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2021 and December 31, 2020 were as follows: ordinary income $58,750,528 and $52,611,432, respectively.

(h) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic

NOTES TO FINANCIAL STATEMENTS (continued)

848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2021, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the Adviser provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Adviser also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Adviser a fee, calculated daily and paid monthly, at an annual rate of .70% of the value of the fund’s average daily net assets. Out of its fee, the Adviser pays all of the expenses of the fund (excluding Rule 12b-1 Distribution Plan fees, Service Plan fees, brokerage commissions, taxes, interest expense, commitment fees on borrowings, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses). In addition, the Adviser is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). During the period ended December 31, 2021, Trustees’ fees reimbursed by the Adviser amounted to $97,000.

During the period ended December 31, 2021, the Distributor retained $789 from commissions earned on sales of the fund’s Class A shares and $5,656 and $91 from CDSC fees on redemptions of the fund’s Class A and Class C shares, respectively.

(b) Under the Distribution Plans adopted pursuant to Rule 12b-1 (the “Distribution Plans”) under the Act, Class A shares pay annually up to .25% of the value of its average daily net assets to compensate the Distributor and its affiliates for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. The Distributor may compensate Service Agents in respect of distribution-related services with regard to the fund and/or shareholder services to the Service Agents' clients that hold Class A shares. Class C shares pay the Distributor for distributing its shares at an aggregate annual rate of ..75% of the value of the average daily net assets of Class C shares. The Distributor may pay one or more Service Agents for distribution-related services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class C shares pay the Distributor for providing certain services to the holders of their shares, a fee at an annual rate of .25% of the value of the average daily net assets of Class C shares. Services include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and providing services related to the maintenance of shareholder accounts. The Distributor may make payments to certain Service Agents in respect of these services. During the period ended December 31, 2021, Class A and Class C shares were charged $303,938 and $34,458, respectively, pursuant to their Distribution Plans. During the period ended December 31, 2021, Class C shares were charged $11,486 pursuant to the Service Plan.

Under its terms, the Distribution Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons”

NOTES TO FINANCIAL STATEMENTS (continued)

of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plans or Service Plan.

(c) The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $646,992, Distribution Plans fees of $27,208 and Service Plan fees of $819, which are offset against an expense reimbursement currently in effect in the amount of $9,000.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and forward contracts, during the period ended December 31, 2021, amounted to $1,110,329,868 and $1,143,843,602, respectively.

Floating Rate Loan Interests: Floating rate instruments are loans and other securities with interest rates that adjust or “float” periodically. Floating rate loans are made by banks and other financial institutions to their corporate clients. The rates of interest on the loans adjust periodically by reference to a base lending rate, such as the LIBOR plus a premium or credit spread. Floating rate loans reset on periodic set dates, typically 30 to 90 days, but not to exceed one year. The fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended December 31, 2021 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at December 31, 2021 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2021, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	14,272	(411,869)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	14,272	(411,869)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	14,272	(411,869)

The following tables present derivative assets net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of December 31, 2021:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Goldman Sachs	14,272		(14,272)	-	-

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Barclays Capital	(74,127)		-	-	(74,127)
Goldman Sachs	(337,742)		14,272	-	(323,470)
Total	(411,869)		14,272	-	(397,597)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2021:

Average Market Value ($)
Forward contracts	56,905,225

At December 31, 2021, the cost of investments for federal income tax purposes was $1,095,137,981; accordingly, accumulated net unrealized appreciation on investments was $17,887,963, consisting of $26,498,081 gross unrealized appreciation and $8,610,118 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Fund and Board of Trustees of
BNY Mellon Investment Funds III

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon High Yield Fund (the “Fund”), a series of BNY Mellon Investment Funds III, including the statements of investments and forward foreign currency exchange contracts, as of December 31, 2021, and the statement of investments in affiliated issuers as of and for the year then ended, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, agent banks, and brokers, or by other appropriate auditing procedures when replies from agent banks and brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
February 22, 2022

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund designates the maximum amount allowable but not less than 74.34% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code. Also, the fund hereby reports $.0140 per share as a short-term capital gain distribution paid on December 2, 2021.

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (78)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 96

———————

Francine J. Bovich (70)

Board Member (2011)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 54

———————

Andrew J. Donohue (71)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP. a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 44

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Kenneth A. Himmel (75)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Gulf Related, an international real estate development company, Managing Partner (2010-Present)

• Related Urban Development, a real estate development company, President and Chief Executive Officer (1996-Present)

• American Food Management, a restaurant company, Chief Executive Officer (1983-Present)

• Himmel & Company, a real estate development company, President and Chief Executive Officer (1980-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Roslyn M. Watson (72)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company, Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 44

———————

Benaree Pratt Wiley (75)

Board Member (1998)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 62

———————

Interested Board Member

Bradley Skapyak (63)

Board Member (2021)

Principal Occupation During Past 5 Years:

• Chief Operating Officer and Director of Dreyfus (2009-2019)

• Chief Executive Officer and Director of the Distributor (2016-2019)

• Chairman and Director of the Transfer Agent (2011-2019)

• Senior Vice President of the Custodian (2007-2019)

No. of Portfolios for which Board Member Serves: 22

Mr. Skapyak is deemed to be an Interested Board Member of the funds as a result of his ownership of unvested restricted stock units of BNY Mellon.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

James M. Fitzgibbons, Emeritus Board Member
Stephen J. Lockwood, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 56 investment companies (comprised of 109 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; Director–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021, Counsel of BNY Mellon from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel of BNY Mellon from December 2017 to September 2021; and Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 56 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2005.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 56 investment companies (comprised of 117 portfolios) managed by the Adviser. He is 64 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 49 investment companies (comprised of 122 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

For More Information

BNY Mellon High Yield Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DPLTX Class C: PTHIX Class I: DLHRX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 0029AR1221

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $62,430 in 2020 and $62,430 in 2021.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $4,890 in 2020 and $4,890 in 2021. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $0 in 2020 and $0 in 2021. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $ 0 in 2020 and $0 in 2021.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2020 and $0 in 2021.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $3,624,805 in 2020 and $3,851,043 in 2021.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds III

By: /s/ David DiPetrillo

         David DiPetrillo

         President (Principal Executive Officer)

Date: February 18, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

         David DiPetrillo

         President (Principal Executive Officer)

Date: February 18, 2022

By: /s/ James Windels

         James Windels

         Treasurer (Principal Financial Officer)

Date: February 18, 2022

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)